Supplement to the
Fidelity Flex℠ Funds
October 30, 2019
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for Fidelity Flex℠ Short-Term Bond Fund found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Mr. DeBiase as of October 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	9	42
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$15,214	$29,284	$15,762
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex℠ Short-Term Bond Fund ($6 (in millions) assets managed).

As of October 31, 2019, the dollar range of shares of Fidelity Flex℠ Short-Term Bond Fund beneficially owned by Mr. DeBiase was none.

ZSB-ZCDB-20-01 1.9887033.101	January 15, 2020